STOCK ACQUISITION AGREEMENT


                                     BETWEEN


                            Raptor Investments, Inc.

                                       AND

         Paul F. Lovito, Jr., Matthew J. Lovito, Marc A. Lovito, Darrin
                      Lovito and LBI Capital Partners, L.P.



                              ACQUISITION AGREEMENT


                                TABLE OF CONTENTS


Purchase and Sale................................................2

Purchase Price...................................................2

Warranties and Representations of Shareholders...................2

Warranties and Representations of Raptor.........................4

Term.............................................................5

The Common Shares................................................5

Conditions Precedent to Closing..................................6

Termination......................................................6

Exhibits.........................................................7

Miscellaneous Provisions.........................................7

Closing..........................................................7

Governing Law....................................................7

Counterparts.....................................................7







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                           STOCK ACQUISITION AGREEMENT



THIS ACQUISITION AGREEMENT dated December 26, 2001, by, between and among Raptor Investments, Inc., a Delaware Corporation ("Raptor"), and Paul F. Lovito, Jr., Matthew J. Lovito, Marc A. Lovito, Darrin Lovito and LBI Capital Partners, L.P., all individual shareholders of LBI E Web Communities, Inc., ("Shareholders").

           WHEREAS, Raptor desires to acquire through the issue of its common stock the common stock in LBI E Web Communities, Inc. held by Shareholders; and

           WHEREAS, Shareholders desires to sell and Raptor desires to purchase all of the common stock of LBI E Web Communities, Inc. owned or held by Shareholders on the terms and conditions set forth herein;

           NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Shareholders hereby agree to sell, transfer, assign, and convey to Raptor, and Raptor hereby agrees to purchase and acquire from Shareholders, one hundred percent of the ownership interest in the common stock of LBI E Web Communities, Inc. held or owned by Shareholders as set forth in Exhibit "A" hereto labeled as Transfer Shares and these items and interests shall hereinafter be referred to as "The Transfer Shares".

II. Purchase Price. The aggregate purchase price to be paid to Shareholders for The Transfer Shares shall be Nineteen Million Eight Hundred Thousand (19,800,000) shares of the common stock of Raptor, which shall be transferred to Shareholders on a pro-rata basis at the time of closing.

III. Warranties and Representations of Shareholders. In order to induce Raptor to enter into the Agreement and to complete the transaction contemplated hereby, Shareholders warrants and represents to Raptor that:


           A. Organization and Standing. LBI E Web Communities, Inc.("LBI") is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and have full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business. No changes to LBI's Certificate of Incorporation, amendments thereto and By laws of LBI will be made before the Closing.


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           B.         Taxes. LBI has filed all federal, state, and local income
                      or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay, or accrue will not have a material adverse effect on LBI.


           C. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Shareholders threatened, against or affecting LBI, except as disclosed in writing to Raptor. LBI is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to, laws, rules and regulations governing the sale of its products, the '33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.


           D. Ownership of Assets. Shareholders have a good, marketable title, without any liens or encumbrances of any nature whatever, to The Transfer Shares to be transferred to Raptor.


           E. Corporate Records. All of LBI's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of LBI are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.


           F. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Raptor in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or fact therein set forth not materially misleading.



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           G.         Validity of the Agreement. All corporate and other
                      proceedings required to be taken by LBI and Shareholders in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of LBI is required in connection with this Agreement, or the transaction contemplated herein. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate LBI's Certificate of Incorporation or document of undertaking, oral or written, to which LBI or Shareholders is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by LBI can continue to be so conducted after completion of the transaction contemplated hereby.


           H. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein, and made a part hereof, are legal, valid, and enforceable by Raptor and Shareholders according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Raptor will have acquired title in and to The Transfer Shares free and clear of all claims, liens, and encumbrances.


           I. Access to Books and Records. Raptor has been Granted full and free access to the books of LBI during the course of this transaction prior to Closing.


           J. LBI's Financial Statements. LBI's Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "B", accurately describe LBI's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.

IV. Warranties and Representations of Raptor. In order to induce Shareholders to enter into the Agreement and to complete the transaction contemplated hereby, Raptor warrants and represents to Shareholders that:

              A. Organization and Standing. Raptor is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

              B. No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Raptor, or against any of Raptor's officers or directors and arising out of their operation of Raptor, except as set forth in its audited financial statements as attached hereto. Raptor has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state.

              C. Corporate Records. All of Raptor's books and records, including, without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

              D. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule, or document attached hereto or presented to Shareholders in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

              E. Validity of the Agreement. All corporate action and proceedings required to be taken by Raptor in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Raptor, and constitutes a valid and binding obligation of Raptor. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Raptor's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond,



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indenture, license or other document or undertaking, oral or written, to which
Raptor is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

              F. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholders according to their terms, and that at the time of such execution and delivery, Raptor will have acquired good, marketable title in and to The Transfer Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The Common Shares. All of the Raptor Common Shares shall be validly issued, fully- paid and non-assessable shares of Raptor Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Raptor's Articles of Incorporation.


VII. Conditions Precedent to Closing.

              A. The obligations of Shareholders under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

1. That Raptor and it's management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

2. That Raptor and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

              B. The obligations of Raptor under the Agreement shall be and are subject to fulfillme nt, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

1. That Shareholders' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and




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2. That Shareholders shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

3. That the parties jointly and severally indemnify and hold harmless Raptor's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by any party hereto.

4. That Shareholders' compliance with state statutory and regulatory requirements to authorize and carry out the terms of this Agreement.

VIII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

              A.           The mutual agreement of the parties;

              B.           Any party if:

1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.


Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

X. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XI. Closing. The closing of the transactions contemplated by the Agreement shall take place on or before 5:00 P.M. on December 26, 2001. The Closing shall occur at the offices of LBI Group, Inc.
located at 2855 N. University Dr., Suite 320, Coral Springs,
Florida 33065 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII. Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

XIII. Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

           IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


Raptor Investments, Inc.                        LBI E Web Communities, Inc.
                                                Shareholders:

By:/S/ PAUL F. LOVITO, JR.                      /S/ PAUL F. LOVITO, JR.
   --------------------------                   -------------------------
           Paul F. Lovito, Jr.                  Paul F. Lovito, Jr.
           its President

                                                /S/ MATTHEW J. LOVITO
                                                Matthew J. Lovito


                                                /S/ MARC A. LOVITO
                                                ----------------------
                                                Marc A. Lovito


                                                /S/ DARRIN LOVITO
                                                Darrin Lovito

                                                LBI Capital Partners, LP


                                                By: /S/ PAUL A. LOVITO, JR.
                                                    -----------------------
                                                    Paul A. Lovito, Jr.,
                                                    General Partner LBI Asset
                                                    Management, LP




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                                   EXHIBIT "A"
                                 TRANSFER SHARES


NAME                               # OF LBI SHARES         # OF RAPTOR
                                     TO EXCHANGE            TO RECEIVE
                                     -----------            ----------

Paul F. Lovito, Jr.                    3,000,000             9,000,000


Matthew J. Lovito                        560,000             1,680,000


Marc A. Lovito                           556,000             1,668,000


Darrin Lovito                            484,000             1,452,000


LBI Capital Partners, L.P.             2,000,000             6,000,000



Total                                  6,600,000            19,800,000







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